United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No.2 TO FORM 8-K ON FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 9, 2022

Pineapple Energy Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	PEGY	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 to the Current Report on Form 8-K of Pineapple Energy Inc. (the “Company”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2022 (the “Initial Form 8-K”), as amended by the Amendment No. 1 to the Current Report on Form 8-K/A filed with the SEC on November 10, 2022 (the “First Amendment”), to file the information required by Item 9.01(a) of Form 8-K related to the completion of the previously announced acquisition of SUNation Solar Systems, Inc. and certain of its affiliated entities. Except as stated herein, no other information contained in the Initial Form 8-K or the First Amendment has been amended.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited carve-out financial statements of the Solar Business Unit of SUNation Solar Systems, Inc. and Affiliates (the “Solar Business Unit”) as of and for the years ended December 31, 2021 and 2020 are included in Exhibit 99.1 and incorporated herein by reference. The unaudited financial statements of the Solar Business Unit as of and for the nine months ended September 30, 2022 and 2021 are included in Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of another amendment to the Initial Form 8-K not later than 71 calendar days after the date the Initial Form 8-K was required to be filed.

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description
23.1	Consent of Sasserath & Co., LLP, Independent Registered Public Accounting Firm
99.1	Audited Financial Statements of the Solar Business Unit for the Fiscal Years Ended December 31, 2021 and 2020
99.2	Unaudited Financial Statements of the Solar Business Unit for the Nine Months Ended September 30, 2022 and 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PINEAPPLE ENERGY INC

	By:	/s/ Eric Ingvaldson
Eric Ingvaldson, Chief Financial Officer

Date: December 14, 2022